Taxation (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Taxation [Abstract]
Taxation, description	Labuan Business Activity Tax Law has been revised and accordingly, Labuan registered entities can no longer elect to pay the RM20,000 flat tax rate and instead are subject to 3% tax on the audited net profits. In 2019, IGI Labuan has recorded a net loss, and as a result no income tax has been accrued for the year. In 2018 and 2017, IGI Labuan elected to pay a fixed income tax of RM20,000 equivalent to USD 5,063 (2017: USD 4,946) based on the old prevailing tax law applicable to that financial year.
Tax rate percentage	10.00%
Operating cost percentage	5.00%
Loss multiplied by the standard rate of tax	19.00%	19.00%
Effect of rate change	17.00%
Deferred tax assets amount	$ 346,824	$ 638,841
Trading loss tax rate percentage	17.00%